                           Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statements (Forms S-3 No. 333-45533 and No. 333-39289 and Forms S-8 No. 333-56165 and No.
333-06869) of Equity Residential Properties Trust and in the related Prospectuses of our reports indicated below with respect to the financial statements indicated below included in this Current Report of Equity Residential Properties Trust on Form 8-K.


                                                            DATE OF AUDITORS'
                   FINANCIAL STATEMENTS                          REPORT
--------------------------------------------------------------------------------

Statement of Revenue and Certain Expenses of Sonterra at      April 30, 1998
Foothill Ranch for the year ended December 31, 1997

Combined Statement of Revenue and Certain Expenses of the     April 30, 1998
Lincoln Property Company Probable Properties for the year
ended December 31, 1997

Statement of Revenue and Certain Expenses of The Emerson        May 1, 1998
Place Apartments for the year ended December 31, 1997

Combined Statement of Revenue and Certain Expenses of The       May 1, 1998
Magnum Probable Properties for the year ended December 31,
1997

Combined Statement of Revenue and Certain Expenses of the      May 29, 1998
Frederick Probable Properties for the year ended
December 31, 1997

Statement of Revenue and Certain Expenses of Harbor Pointe     June 2, 1998
for the year ended December 31, 1997

Statement of Revenue and Certain Expenses of The Fairfield     June 4, 1998
for the year ended December 31, 1997

Combined Statement of Revenue and Certain Expenses of the      June 4, 1998
Lakes at Vinings Apartments and Martins Landing
Apartments Probable Properties for the year ended
December 31, 1997


                                                            DATE OF AUDITORS'
                   FINANCIAL STATEMENTS                          REPORT
--------------------------------------------------------------------------------

Statement of Revenue and Certain Expenses of the               June 9, 1998
Northridge Apartments for the year ended December 31, 1997

Combined Statement of Revenue and Certain Expenses of TCRS     June 10, 1998
Properties for the year ended December 31, 1997

Statement of Revenue and Certain Expenses of the Portside      June 11, 1998
Towers Apartments for the year ended December 31, 1997

Statement of Revenue and Certain Expenses of The Coconut       June 11, 1998
Palm Club Apartments for the year ended December 31, 1997

Combined Statement of Revenue and Certain Expenses of The      June 18, 1998
Focus Group Properties for the year ended December 31,
1997


                                                               ERNST & YOUNG LLP

Chicago, Illinois
July 9, 1998